First Quarter 2018 Earnings Presentation 10 May 2018

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws. 2

Agenda 1 Highlights 2 Financial 3 Industry 4 Summary 3

Highlights

Outperformance Accelerates Into 2018 Eagle TCE Rate vs. Baltic Supramax Index (BSI) Adj. EBITDA 2q18 @ 70% Fixed Adj. EBITDA has $12,000 1Q18 Outperformance of USD 1,106 per day increased by over $11,224 ▪ Implies total value creation of ~USD 19 million $11,052 USD 133 million on $18.8 $11,000 per annum based on a fleet of 47 owned vessels an annualized basis $17.2 $10,452 since 1q16 $10,000 $9,142 $8,660 $9.3 $9,000 $8.4 $7,825 $8,000 $4.6 $7,000 $6,000 $6,049 $(2.0) $(3.4) $5,670 $5,000 $(6.7) $4,425 $4,000 $3,000 $2,938 $(14.5) $2,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Adj. BSI TCE ▪ TCE relative performance is compared against Adj. net BSI= net BSI adjusted for the profile of owned fleet in terms of design. TCE is a non-GAAP financial measure. Please refer to Appendix for the reconciliation of revenues to TCE ▪ Adj. EBITDA= EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, restructuring 5 expenses, loss on debt extinguishment, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations.

Optimizing Platform Through Scale and Arbitrage Third-party Timecharter-in Business 1200 Eagle charters-in third party vessels in order to cover cargo commitments, profit from vessel-positioning arbitrage 1000 opportunities, and increase overall market coverage 800 600 1046 1050 944 400 749 744 514 200 394 200 151 92 109 0 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 Chartered-in Fleet - Days ▪ As of April 2018 6

Leader in the Supramax/Ultramax Segment Eagle Fleet by Age Grouping Peer Group Fleet Profiles 100 Eagle is uniquely focused on the most versatile asset class 90 80 70 60 50 40 30 47 20 37 26 25 10 12 0 3 2 2 Eagle Scorpio Genco Star Navios Navios Golden Good Diana Safe Bulk Bulk MH MP Ocean Bulk Bulkers Supramax / Ultramax Handysize Panamax Capesize ▪ THRUSH has been sold and is expected to be delivered to her new owners during Q3 ▪ Source(s): VesselsValue 7

Financial

Earnings $ Thousands except EPS 1q18 4q17 1q17 REVENUES, net of commissions $ 79,371 $ 74,587 $ 45,855 EXPENSES Voyage expenses 22,515 18,155 13,353 Vessel expenses 21,079 21,233 17,956 Charter hire expenses 10,268 11,312 3,873 Depreciation and amortization 9,276 9,196 7,493 General and administrative expenses 9,914 8,137 7,779 Gain on sale of vessels - (34) (92) Total operating expenses 73,052 67,999 50,362 OPERATING INCOME / (LOSS) 6,319 6,588 (4,507) OTHER EXPENSES Interest expense, net 6,166 8,103 6,255 Loss on derivatives 100 100 307 Loss on debt extinguishment - 14,969 - Total other expense, net 6,266 23,172 6,562 Net Income / (Loss) $ 53 $ (16,584) $ (11,069) EPS (Basic & Diluted) $ 0.00 $ (0.24) $ (0.17) Adjusted EBITDA $ 18,835 $ 17,219 $ 4,553 ▪ Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing 9 performance of its core operations.

Balance Sheet + Liquidity Position $ Thousands Liquidity Position ($ thousands) March 31, 2018 180,000 160,000 Cash 57,898 140,000 Undrawn availability 20,000 120,000 100,000 80,000 Total Liquidity as of March 31, 2018 77,898 60,000 $ Thousands 40,000 20,000 March 31, 2018 0 Mar 16 Jun 16 Sep 16 Dec 16 Mar 17 Jun 17 Sep 17 Dec 17 Mar 18 Cash 57,898 Cash Revolver Availability Other Current Assets 32,839 Vessels held for Sale 19,671 Debt Maturity ($ thousands) Vessels, net 693,895 Other Assets 10,641 250,000 Total Assets 814,944 200,000 150,000 Current Liabilities 27,296 Debt (including $12M current) 321,473 100,000 Other Noncurrent Liabilities 2,488 50,000 Total Liabilities 351,257 0 Stockholder's Equity 463,687 2018 2019 2020 2021 2022 Total Liabilities and Stockholder's Equity 814,944 1st Lien Facility Norwegian Bond Ultraco ▪ Debt net of $8.3M of debt discount and deferred financing cost 10

Cash Flow Cash Flow from Operations ($ millions) 13 12 5 2 3 7 7 15 -20 -13 -7 -5 -2 -4 -4 -7 -10 Cash flow from operations ex Changes in operating assets and liabilities -24 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1Q18 1q18 Cash Flow Change ($ millions) 11

Cash Breakeven per Vessel per Day 1Q18 FY17 OPERATING Vessel Expenses $ 4,888 $ 4,825 Drydocking 257 158 G&A 1,485 1,497 Total Operating 6,630 6,480 DEBT SERVICE 1,316 819 TOTAL CASH BREAKEVEN $ 7,946 $ 7,299 Drydocking 3% G&A 19% 1q18 Breakdown Vessel by Category Expenses 61% Interest expense 17% 12

Industry

Improving Fundamentals Leading to Higher Rates Historical Supramax Rates $36,000 Although the BSI has posted a strong recovery $34,000 since 2016, we believe there is further significant $32,000 upside to rates as supply/demand fundamentals $30,000 continue to improve $28,000 $26,000 $24,000 $22,000 $20,000 $19.3k $18,000 $16,000 $15.2k $14,000 $13.5k $12,000 $10,000 $8,000 $8.6k $6,000 $4,000 $2,000 May-09 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Supramax Spot 25 year average 15 year average 10 year average 5 year average ▪ Source(s): Clarksons ▪ Supramax Spot is based on the BSI ▪ Historical averages are based on BSI, Supramax 52k dwt Average Trip Tate, and the Handymax 45k dwt. Average Trip Rate. 14

Supply Growth Lowest in Years New Vessel Deliveries + Old Vessel Scrapping (DWT) 100 Drybulk Orderbook (as a % of the on-the-water fleet) stands at just 10%, a 15yr low 80 ▪ Supramax/Ultramax Orderbook stands at just 6% 2018 forecasted 60 net fleet growth of ~2.1% 40 20 0 -20 -40 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018f 2019f 2020f Deliveries Scrapping Net Supply ▪ Source(s): Clarksons ▪ Scrapping for 2018 and beyond projected at 10m MT per year 15 ▪ Forecasted slippage assumed at 25%

Minor Bulk Demand Increasing in 2018 Drybulk Trade vs. Global GDP Growth Annualized Growth Rates 14% Drybulk trade grew by 2.50 2013-2015 2016 2017 2018f 4% in 2017, surpassing Global GDP and is 12% 2.25 reverting to historical correlation 2.00 10% Global GDP 3.4% 3.2% 3.8% 3.9% 1.75 China 7.3% 6.7% 6.9% 6.6% 8% 1.50 India 7.3% 7.1% 6.7% 7.4% 6% 1.25 4% Drybulk Trade 3.8% 1.7% 4.0% 2.6% 1.00 2% Iron Ore 7.3% 4.0% 3.9% 3.2% 0.75 Coal 1.0% 0.4% 5.9% 1.6% 0% 0.50 Grains 7.0% 4.6% 7.1% 1.2% -2% 0.25 Minor Bulks 2.6% 0.2% 2.2% 3.0% -4% - 2003 2005 2007 2009 2011 2013 2015 2017 Drybulk Trade / Global GDP Ratio (RHS) Global GDP Y/Y % (LHS) Drybulk Trade Y/Y % (LHS) DT/GDP Ratio Historical Average (RHS) ▪ Source(s): Clarksons, IMF ▪ Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation 16

Summary

Significant Operational Leverage Revenue + Net Cash Flow (NCF) Generation in Different Rate Environments $25 With 47-owned vessels trading primarily spot, Eagle has $400,000 significant operational leverage ▪ Every one thousand dollar increase in rates, equates to ~USD $350,000 17 million in incremental cash flow, or ~USD 0.24 per share $21.2 $20 $300,000 Basis 2018 Jan-Apr BSI $17.2 actual + May-Dec FFA $250,000 $216,546 $15 $13.6 $200,000 $148,484 $150,000 $10.8 $10 $8.7 $87,886 $100,000 $5.9 $40,066 $50,000 $5 $4,314 $0 -$42,528 $0 -$50,000 2016 2017 2018 Actual + Curve 2011 Since BSI inception (2005) 2010 Revenue (RHS) Net Cash Flow (RHS) Net Adj. BSI (LHS) For Illustrative Purposes Only ▪ 2016a/2017a/2011a/2010a are basis actual BSI for the period, net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design ▪ ‘Since BSI Inception (2005)’ is basis average from BSI’s inception (2005-2017), net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design ▪ 2018 Actual + Curve basis January-April actual and May-December forward curve 18 ▪ Net Cash Flow is calculated basis Eagle’s 2018e cash breakeven rate and does not assume any potential platform premium earned

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Appendix

Flexible Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Mgmt. LLC 100% (EBM) 100% 100% 100% 100% Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC Eagle Bulk Holdco LLC (EBSC) (ES) (EBUC) (EBHC) 28 vessels 9 vessels 10 vessels USD 200m Bond USD 60m Term Loan USD 69.8m Term Loan USD 15m RCF USD 5m RCF Debt is non-recourse to the parent and ringfenced in subsidiaries All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent 21

Eagle Bulk Fleet VESSEL COUNT 47 DWT 2.7 million AGE 8.4 years The leading listed Supramax/Ultramax owner-operator 22

Main Terms Summary on Company Debt CLOSED November 2017 December 2017 June 2017 PARENT Eagle Bulk Shipping Inc. ISSUER Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Term Loan RCF Term Loan AMOUNT USD 200m USD 15m USD 60m USD 5m USD 69.8m OUTSTANDING USD 200m - USD 60m - USD 69.8m Senior Super Senior SECURITY Secured Secured Secured Secured COLLATERAL 28 vessels 9 vessels 10 vessels FLEET AGE 10.1yrs 7.9yrs 4.6yrs INTEREST 8.25% fixed L+200bps L+350bps L+295bps RATE November MATURITY November 2022 December 2022 September 2022 2022 USD 8m/year USD 7.2m/year starting AMORTIZATION starting ▪ N/A USD 8.6m/year starting 1/2019 1/2019 11/2018 ▪ Debt levels are as of March 2018 23

Drydocking Schedule Number of Ships (Dry Dockings + Ballast Water Treatments) 24

EBITDA Reconciliation $ Thousands 1q18 4q17 1q17 Net Income / (Loss) $ 53 $ (16,584) $ (11,068) Less adjustments to reconcile: Interest expense 6,261 8,236 6,445 Interest income (95) (133) (190) EBIT 6,219 (8,481) (4,813) Depreciation and amortization 9,276 9,196 7,493 EBITDA 15,495 715 2,680 Less adjustments to reconcile: One-time and non-cash adjustments* 3,339 16,504 1,874 Adjusted EBITDA $ 18,835 $ 17,219 $ 4,553 ▪ Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, loss on debt extinguishment, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing 25 performance of its core operations.

TCE Reconciliation $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 Revenues, net 21,278 25,590 35,788 41,836 45,855 53,631 62,711 74,587 79,371 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) (22,515) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) (10,268) Reversal of one legacy time charters 1,045 793 670 432 (302) 584 329 426 (86) Realized gain/loss on FFAs and bunker swaps - - (449) (113) - 83 248 (349) 117 TCE revenue 11,590 17,265 20,979 22,097 28,326 34,473 36,173 45,197 46,619 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 4,218 TCE 2,938 4,425 5,670 6,049 7,825 9,142 8,660 10,452 11,052 * Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. 26

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-52 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPANESE		CHINESE	
	FROM	TO	FROM	TO	FROM	TO
BSI-52	52,000		100.0%			
1	50,000	55,000	94.0%	100.0%	85.0%	90.0%
2	55,000	60,000	98.0%	107.0%	92.0%	100.0%
3	60,000	65,000	112.0%	120.0%	112.0%	116.0%

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-52 ship

The BSI-52 is based on the 52k DWT Japanese TESS-52 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 12-16% to the net BSI-52, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

For Illustrative Purposes Only

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures
- Index Factors can change somewhat with movements in both fuel prices and (spot) rate environment

EAGLE BULK
27

Minor Bulk Trade Composition Eagle’s 1Q18 Cargo-carrying Mix Steel Products, 8% Coal , 21% Petcoke, 11% Other, 10% Minor Major Iron Ore, 3% Bulk Bulk Grain, 16% Metals & Minerals, 19% Cement, 9% Fertilizer, 5% Minor Bulks make-up ~60% of Eagle’s cargo mix ▪ Source(s): Clarksons 28

Soybean Trade Expected to Grow by 4% in 2018 Chinese Soybean Imports Russian Grain Exports 100 40 Processed soybeans are typically Record crop boosting wheat 95 used for animal feed and in 35 exports, increasing Russia’s 90 food production global market share 30 85 80 25 75 20 70 15 65 60 10 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Actual Period Average Brazilian Soybean Exports Argentina Course Grain Exports 70 Brazilian exports represents 35 Argentinian exports expected 65 ~40% of global exports, to grow by 18% Y/Y expected to grow basis China 30 60 Soybean Tariffs on the U.S 55 25 50 20 45 40 15 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Actual Period Average ▪ Trade figures in million MTs / 2018 data is forecasted ▪ Source(s): Bloomberg, Clarksons 29

Minor Bulks Represent ~38% of Drybulk Trade Cement Trade Salt Trade 115 Cement trade is directly correlated 54 Trade expected to grow by 4% Y/Y with infrastructure and 52 Chile is a major exporter of salt construction developments 110 50 48 105 46 44 100 42 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Actual Period Average Petcoke Trade Bauxite Trade 75 110 Bauxite trade expected to Petcoke can be used as a substitute increase by 10% Y/Y for coal in power generation 105 100 70 95 90 85 65 80 75 60 70 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Actual Period Average ▪ Trade figures in million MTs /2018 data is forecasted ▪ Source(s): Bloomberg, Clarksons 30

China Expected to Grow by 6.6% in 2018 Iron Ore Imports Coal Imports 110 China has continued to import 40 higher quality iron ore per Monthly imports hovering around 100 environmental regulations 35 their 5-yr average 30 90 25 80 20 70 15 60 Imports driven by increased 10 construction and infrastructure 50 5 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Actual Period Average Actual Period Average Minor Bulk Imports Coastal Bulk Freight Index 350 Increase in imports driven by higher demand of Rates trading above 5yr average bauxite, manganese ore, and forest products 1,500 330 1,300 310 1,100 290 900 270 700 250 500 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-18 Actual Period Average Actual Period Average ▪ Trade figures in million MTs ▪ Source(s): Bloomberg, Clarksons 31

Definitions Adjusted EBITDA Adjusted EBITDA is a non GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adj. EBITDA represents EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations. TCE Time charter equivalent ( the "TCE") is a non-GAAP financial measure that is commonly used in shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 32

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